Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Prospectus Dated October 30, 2009

Frontegra Mastholm International Equity Fund

On November 17, 2009, the Frontegra Funds’ Board of Directors (the “Board”) unanimously approved a subadvisory agreement (the “New Agreement”) between Frontegra Asset Management, Inc. and Mastholm Asset Management, LLC (“Mastholm”) with respect to the Frontegra Mastholm International Equity Fund (the “Fund”), subject to the approval of Fund shareholders.  The New Agreement contains the identical fee structure and terms, with respect to the services provided by Mastholm as the subadviser, as the prior subadvisory agreement for the Fund.  Since October 12, 2009, Mastholm has served as the subadviser for the Fund pursuant to an interim subadvisory agreement previously approved by the Board.

A special meeting of shareholders is expected to take place on or about February 26, 2009 for the purpose of approving the New Agreement.  Shareholders of record as of December 31, 2009 will receive a proxy statement in advance of the special meeting containing additional details regarding the New Agreement and the special meeting.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is November 20, 2009.